Exhibit 10.4

PLACEMENT AGENCY AGREEMENT

August 31, 2007

FIG Partners, L.L.C.
100 Colony Square
1175 Peachtree Street, NE
Suite 2250
Atlanta, Georgia 30361

Gentlemen:

Northern Oil and Gas, Inc., a Nevada corporation (the “Company”), proposes to offer (the “Offering”) an aggregate up to 4,242,424 shares (the “Shares”) of its common stock, $0.001 par value per share (“Common Stock”) at the price of $3.30 per Share (the “Offering Price”) pursuant to the Offering. The Company proposes to offer such Shares to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”)) as well as no more than 35 unaccredited investors pursuant to an exemption from registration under Rule 506 issued under the 1933 Act.

The Company hereby confirms its agreement, on the terms and subject to the conditions set forth herein, to retain FIG Partners, L.L.C., a Georgia limited liability company, and its Energy Capital Group (the “Placement Agent”), on a “best efforts” basis, to (i) assist with the book keeping and marketing of the Offering process, and (ii) to introduce the Company to, and assist the Company in procuring subscriptions from, certain “accredited investors,” and up to 35 unaccredited investors who either alone or together with their advisors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of investment in the Common Stock as prospective purchasers (collectively “Purchasers”) of the Shares. The sale to such Purchasers will be made through a private placement offering by the Company, through the Placement Agent (or its designated selected dealers) on a “best efforts” basis, pursuant to the Confidential Private Placement Memorandum dated August 17, 2007, and all supplements, amendments and exhibits thereto, all of which constitute an integral part thereof (the “Memorandum”), separate subscription agreements (the “Subscription Agreements”) and certificates of investor status (the “Questionnaires”) between the Company and each Purchaser of Shares and related documents in accordance with Section 4(2) of the 1933 Act and Regulation D promulgated thereunder.

The Memorandum, the Subscription Agreements and the Questionnaires are collectively referred to herein as the “Offering Documents.” The Company, at its sole cost, shall prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent.

FIG Partners, L.L.C.
August 31, 2007

Each prospective Purchaser subscribing to purchase Shares shall be required to deliver, among other things, an executed Subscription Agreement and Questionnaire. The Company shall make available to each prospective Purchaser, at a reasonable time prior to the purchase of Shares, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and the opportunity to obtain additional information necessary to verify the accuracy of the documents delivered in connection with the purchase of Shares to the extent it possesses such information or can acquire it without unreasonable effort or expense. After the prospective Purchasers have had an opportunity to review the Offering Documents and to address all inquiries to the Company, separate Subscription Agreements and Questionnaires shall be completed by each prospective Purchaser. The Company and the Placement Agent, in the exercise of their reasonable discretion, shall each have the right to reject subscriptions.

Capitalized terms used in this Placement Agency Agreement (this “Agreement”), unless otherwise defined herein or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

1. Appointment of Placement Agent.

(a) The Placement Agent is hereby appointed to act as the lead placement agent of the Company (subject to the Placement Agent’s right to have Selected Dealers, as defined in Section 1(c) hereof, participate in the Offering) during the Offering Period (as defined below). The Placement Agent’s engagement is on a “best efforts” basis. The Company intends to identify its own investors and, in such event, the Placement Agent will assist the Company in the development of a marketing strategy for the Offering. To the extent that the Company is unable to identify its own investors, the Placement Agent will assist the Company in finding qualified Purchasers. The Placement Agent shall not be deemed an agent of the Company for any other purpose by virtue of this Agreement. The “Offering Period” shall commence on the day the Offering Documents are first made available to the Placement Agent by the Company for delivery in connection with the offering for the sale of Shares (the “Commencement Date”), and shall expire upon the earlier to occur of (i) the closing of the Offering (the “Closing”), and (ii) 11:59 p.m. Georgia time on September 30, 2007 subject to an extension, at the option of the Placement Agent (the “Termination Date”).

(b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified Purchasers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell or purchase any of the Shares. The Placement Agent’s agency hereunder is not terminable by the Company prior to the Termination Date unless the Placement Agent has materially breached any of its covenants or agreements hereunder and failed to cure such breach within fifteen (15) days after written notice thereof is given by the Company to the Placement Agent.

FIG Partners, L.L.C.
August 31, 2007

(c) The Placement Agent may engage other persons, selected in its sole discretion, who are members of NASD and who have executed a Selected Dealers Agreement (each such person being hereinafter referred to as a “Selected Dealer”) pursuant to which such Selected Dealer agrees to comply with all the obligations of the Placement Agent hereunder as if such Selected Dealer were a party hereto for the benefit of the Company, and the Placement Agent may allow such persons to receive such part of the compensation and payment of expenses payable to the Placement Agent hereunder as the Placement Agent shall determine; provided, however, that any such compensation shall be received pursuant to Section 4(d) hereof.

(d) Subscriptions for Shares shall be evidenced by the execution by each Purchaser of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective Purchaser in payment for Shares nor shall the Placement Agent incur any liability with respect to any such verification or failure to verify.

(e) Certain affiliates of the Placement Agent, as identified by the Placement Agent, may purchase Shares in the Offering. Affiliates of the Placement Agent will invest net of cash commissions and expenses. Accordingly, the Placement Agent will not receive any commissions or expense allowances on the Shares purchased by its affiliates and the Company will receive net proceeds equivalent to the net proceeds received from the purchase of Shares by persons not affiliated with the Placement Agent.

(f) All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Company. Any escrow procedures established by the Company in connection with the sale of Shares shall comply with Securities and Exchange Commission Rule 15c2-4 promulgated under the 1934 Act. All purchasers to whom the Agent arranges for the sale of Shares shall be instructed to make their check for payment of the Shares payable to “Northern Oil and Gas, Inc.” The Company shall transmit all funds that it receives from purchasers, along with each originally executed subscription agreement for the purchase of Shares, to any applicable escrow agent by noon of the next business day following receipt thereof.

2. Representations and Warranties of the Company.

The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

(a) The Offering Documents, as of their respective dates, do and shall, as of the date of the Memorandum and the Closing, describe the material aspects of an investment in the Company and conform in all respects with the requirements of Section 4(2) of the 1933 Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the “SEC”) currently in effect relating to “private offerings” to “accredited investors” as that term is defined in Regulation D under the 1933 Act. The Offering Documents will not, as of the date of the Memorandum and the Closing, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation, covenant or warranty is made with respect to information relating to the Placement Agent that is provided in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents. The statistical and market related data contained in the Offering memorandum are based on or derived from sources which the Company reasonably believes are reliable and accurate. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent (or the prospective Purchasers designated by the Placement Agent) with amendments or supplements correcting such statement or omission. The Company shall also provide the Placement Agent, for delivery to all offerees and Purchasers and their representatives, if any, any information, documents and instruments that the Placement Agent and the Company’s counsel reasonably deem necessary to comply with applicable law. At the time of submission to any regulatory agencies and at all times subsequent thereto until the Closing Date, all notices, applications and other filings (the “Applications”) made therewith have and will comply as to form in all material respects with all applicable rules and regulations of the applicable regulatory agencies (except as modified or waived in writing by the applicable regulatory agencies). The information included in the Applications is true, complete and correct in all material respects.

FIG Partners, L.L.C.
August 31, 2007

(b) The Company has no subsidiaries other than those listed in the 10-K filed by the company with the SEC for the year ended December 31, 2006 (collectively, the “Subsidiaries”). The Company and each of its Subsidiaries is a corporation, limited partnership, limited liability company or unlimited liability duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with corporate or limited partnership power and authority to own, lease, use and operate its properties and to carry on its business as now operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation or limited partnership to do business and is in good standing in each jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have any material adverse effect on the business, operations, assets, financial condition or prospects of the Company (a “Material Adverse Effect”).

(c) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registrations Rights Agreement, and each of the other documents contemplated by this Agreement (collectively, the “Transaction Documents”), and to consummate the transactions contemplated hereby and thereby, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company. This Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

FIG Partners, L.L.C.
August 31, 2007

(d) As of the date hereof, the authorized and outstanding capital stock of the Company is as set forth in the Subscription Agreements. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, the Company's outstanding options to purchase shares of Common Stock is as set forth in the Subscription Agreements. As of the date hereof except to the extent described in the preceding sentence or in the Subscription Agreements, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except in the Registration Rights Agreement incorporated herein). Except as may be described in any documents which have been publicly filed by any of the Company's stockholders, to the Company’s knowledge, there are no agreements between the Company’s stockholders with respect to the voting or transfer of the Company’s capital stock or with respect to any other aspect of the Company’s affairs.

(e) The execution, delivery and performance of this Agreement and each of the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the articles of incorporation, as amended, of the Company or the bylaws, as amended, of the Company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any federal, state, local, municipal, foreign, international, multinational or other law, rule, regulation, order, judgment, decree, ordinance, policy or directive, including those entered, issued, made, rendered or required by any court, administrative or other governmental body, agency or authority, or any arbitrator (collectively, a “Legal Requirement”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its certificate or articles of incorporation, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time would result in a default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except with respect to any additional listing applications and other filings related to the listing of the Shares to be filed with the NASD as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents. All consents, authorizations, orders, filings and registrations that the Company is required to effect or obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

FIG Partners, L.L.C.
August 31, 2007

(f) Since December 31, 2005, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

FIG Partners, L.L.C.
August 31, 2007

(g) As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, year end adjustments or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to December 31, 2006, and obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or taken in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(h) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures: (i) are designed to ensure that material information relating to the Company and its Subsidiaries is made known the Company’s chief executive officer and its chief financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the most recent annual period reported to the SEC, and (iii) are effective to perform the functions for which they were established.

(i) Except with respect to the transactions contemplated hereby and by each of the other Transaction Documents and except as disclosed in the Disclosure Documents or has been disclosed in any public disclosure as defined in Section 101(e) of Regulations FD promulgated under the Exchange Act, since December 31, 2006: (i) the Company and each of its Subsidiaries has conducted its business only in the ordinary course, consistent with past practice, and since that date, no changes have occurred which would reasonably be expected to have a Material Adverse Effect; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC.

FIG Partners, L.L.C.
August 31, 2007

(j) There is no Action pending or, to the knowledge of the Company or any of its Subsidiaries, overtly threatened against or affecting the Company or any of its Subsidiaries that (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, or (ii) would, if there were an unfavorable decision, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the 1933 Act. As used in this Agreement, “Action” means any action, suit claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation against or affecting the Company, any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), public board, stock market, stock exchange or trading facility.

(k) To the Company’s knowledge, the Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, copyrights, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, to the Company’s knowledge, as presently contemplated to be operated in the future); there is no claim or Action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and to the Company’s knowledge, the Company’s or its Subsidiaries’ current products and processes do not infringe on any Intellectual Property or other rights held by any person, except where any such infringement would not reasonably be expected to have a Material Adverse Effect.

(l) The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

FIG Partners, L.L.C.
August 31, 2007

(m) The Company and each of its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, “Permits”), except when the failure to have same would not result in a Material Adverse Effect, and would not prohibit or otherwise materially interfere with the ability of the Company to continue business in the ordinary course or perform its obligations under this Agreement and under its other material agreements. There is no Action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(n) Since December 31, 2006, except as set forth in any document filed with the SEC, no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time): (i) may constitute or result in a violation by the Company or any of its Subsidiaries, or a failure on the part of the Company or its Subsidiaries to comply with, any Legal Requirement; or (ii) may give rise to any obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or other communication from any regulatory authority or any other person, nor does the Company have any knowledge regarding: (x) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (y) any actual, alleged, possible or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect.

(o) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it.

FIG Partners, L.L.C.
August 31, 2007

(p) “Environmental Laws” shall mean, collectively, all Legal Requirements, including any federal, state, local or foreign statute, laws, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Except for such matters as could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries have complied and are in compliance with all applicable Environmental Laws; (ii) without limiting the generality of the foregoing, the Company and its Subsidiaries have obtained, have complied, and are in compliance with all Permits that are required pursuant to Environmental Laws for the occupation of their respective facilities and the operation of their respective businesses; (iii) none of the Company or its Subsidiaries has received any written notice, report or other information regarding any actual or alleged violation of Environmental Laws, or any liabilities or potential liabilities (including fines, penalties, costs and expenses), including any investigatory, remedial or corrective obligations, relating to any of them or their respective facilities arising under Environmental Laws, nor, to the knowledge of the Company is there any factual basis therefor; (iv) there are no underground storage tanks, polychlorinated biphenyls, urea formaldehyde or other hazardous substances (other than small quantities of hazardous substances for use in the ordinary course of the operation of the Company’s and its Subsidiaries’ respective businesses, which are stored and maintained in accordance and in compliance with all applicable Environmental Laws), in, on, over, under or at any real property owned or operated by the Company and/or its Subsidiaries; (v) there are no conditions existing at any real property or with respect to the Company or any of its Subsidiaries that require remedial or corrective action, removal, monitoring or closure pursuant to the Environmental Laws; and (vi) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has contractually, by operation of law, or otherwise amended or succeeded to any liabilities arising under any Environmental Laws of any predecessors or any other Person.

(q) Except for any lien for current taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings, the Company and its Subsidiaries have good and marketable title to all real property and all personal property owned by them which is material to the business of the Company and its Subsidiaries. Any leases of real property and facilities of the Company and its Subsidiaries are valid and effective in accordance with their respective terms, except as would not have a Material Adverse Effect.

(r) Except pursuant to the Registration Rights Agreement or as described in the Subscription Agreements, neither the Company nor any Subsidiary is currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered with the SEC or registered or qualified with any other governmental authority.

(s) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act. The Company believes in good faith that it is eligible to register its Common Stock for resale under Form SB-2 promulgated under the 1933 Act.

FIG Partners, L.L.C.
August 31, 2007

(t) No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees of the Company that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(u) Except as set forth in the SEC Documents, none of the officers or directors of the Company, and to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction or agreement with the Company (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(v) The Company and its Subsidiaries have insurance policies in full force and effect of a type, covering such risks and in such amounts, and having such deductibles and exclusions as are customary for conducting businesses and owing assets similar in nature and scope to those of the Company and its Subsidiaries. The amounts of all such insurance policies and the risks covered thereby are in accordance in all material respects with all material contracts and agreements to which the Company and/or its Subsidiaries is a party and with all applicable Legal Requirements. With respect to each such insurance policy: (i) the policy is valid, outstanding and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally, equitable limitations on the availability of specific remedies and principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); (ii) neither the Company nor any of its Subsidiaries is in breach or default with respect to its obligations thereunder in any material respect; and (iii) no party to the policy has repudiated, or given notice of an intent to repudiate, any provision thereof.

(w) The Company will file with the SEC a Form 8-K disclosing the Offering within four (4) business days of the final Closing of the Offering and attach the relevant agreements to such Form 8-K.

(x) The Company understands and confirms that each Subscriber will rely on the representations and covenants contained in the Subscription Agreement in effecting the transactions contemplated thereby and the other Transaction Documents. All representations and warranties provided to the Subscriber, including the disclosures in the Company’s disclosure schedules attached thereto furnished by or on behalf of the Company, taken as a whole are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its Subsidiaries or its or their businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

FIG Partners, L.L.C.
August 31, 2007

(y) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(z) Except as otherwise required by applicable law or the rules of any regulatory agency and to make a formal announcement of the closing of this Offering, the Company shall not, during the period commencing on the date hereof and ending thirty (30) days after the Closing Date, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent except in the ordinary course of business and not for the purpose of soliciting any interest in the Offering.

(aa) All employee benefit plans established, maintained or contributed by the Company and the Subsidiaries comply in all material respects with requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and no such plan incurred or assumed any “accumulated funding deficiency” within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation.

(bb) In connection with the Offering, the Company has not distributed any offering materials or made any representation, written or oral, other than as contained in, or in the case of oral communications, consistent with, the Offering Documents.

(cc) The Company has not relied upon the Placement Agent or legal counsel for the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to the Company as follows:

(a) The Placement Agent is registered as a broker-dealer under applicable federal and state law, is a member in good standing of NASD and has met and will continue to meet all registration, licensing, financial and reporting requirements it is required to meet under applicable federal and state laws and regulations in order to provide the services the Placement Agent has agreed to provide, or that the Placement Agent contemplates that it will provide, to the Company under this Agreement or otherwise in connection with the Subscription Offering.

FIG Partners, L.L.C.
August 31, 2007

(b) The Placement Agent will not provide any service or engage in any activity, and it will not permit any of its employees, agents, representatives or affiliates (including any Selected Dealer) to provide any service or engage in any activity, whether pursuant to this Agreement or otherwise in connection with the sale of the Shares, for which it does not have in effect all registrations, licenses and approvals necessary to cause that service or activity to comply with applicable federal and state laws and regulations.

(c) The Placement Agent agrees that any employees, agents or representatives of any of the Placement Agent’s affiliates that provide any services to the Company under this Agreement or otherwise in connection with the sale of the Shares will be considered, for purposes of the Placement Agent’s agreements, representations, warranties and obligations under this Agreement to also be employees, agents, or representatives of the Placement Agent.

(d) Notwithstanding anything contained in this Agreement to the contrary, the terms and conditions of the sale of the Shares as described in the Offering Documents shall control the conduct of the sale of the Shares, and neither the Placement Agent nor any of its respective employees, agents, representatives or affiliates shall take any action in connection with the sale of the Shares contrary to those terms and conditions.

(e) In connection with or during the course of the sale of the Shares, neither the Placement Agent nor any employee, agent, representative or affiliate of the Placement Agent will make any representation or provide any information to any subscriber or potential subscriber for the Shares other than the representations and information contained in the Offering Documents or other information specifically approved by the Company’s Chief Executive Officer or Chief Financial Officer.

(f) During the course of the sale of the Shares, only the directors or officers of the Company are authorized to receive or accept from a subscriber any subscription and/or payment. In the event that any subscription or payment comes into the possession of the Placement Agent or any of its respective employees, agents, representatives or affiliates, it or he will immediately deliver the same to an officer or director of the Company.

(g) This Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement and obligation of the Placement Agent.

(h) In connection with the sale of the Shares, the Placement Agent has not and will not:

a.	engage in general advertising;

FIG Partners, L.L.C.
August 31, 2007

b.	to its knowledge, solicit a subscription for Shares from an offeree unless the Company, its officers or directors, or the Placement Agent has a “preexisting relationship” with the offeree; or

c.	otherwise violate the requirements for the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.

4. Closing; Placement and Fees.

(a) Closing. The Closing shall occur as provided in the Subscription Agreements or any other such time and date and may be mutually agreed upon by the parties hereto (the “Closing Date”). On the Closing Date, payment for the Shares issued and sold by the Company shall be made to the Company in immediately available funds against delivery of certificates evidencing the Common Stock comprising such Shares. The parties shall evidence the payments made pursuant to this agreement by execution of a cross receipt at Closing.

(b) Conditions to Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

1.
Due Qualification or Exemption. (A) The Offering contemplated by this Agreement shall become qualified or be exempt from qualification under the securities laws of the jurisdictions in which the Shares are contemplated to be offered not later than the Closing Date, subject to any filings to be made thereafter and (B) at the Closing Date, no stop order suspending the sale of the Shares shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

2.
No Material Misstatements. Neither the Blue Sky qualification materials, the Offering Documents, nor any attachment or supplement thereto, will contain an untrue statement of a fact, which in the opinion of the Placement Agent, is material, or omit to state a fact, which, in the opinion of the Placement Agent, is material and is required to be stated therein, or is, in the opinion of the Placement Agent, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

3.
Compliance with Agreements. The Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreements at or prior to each Closing;

FIG Partners, L.L.C.
August 31, 2007

4.
Corporate Action. The Company shall have taken all corporate action necessary in order to permit the valid execution, delivery and performance of the Offering Documents by the Company, including, without limitation, obtaining the approval of the Company’s board of directors, for the execution and delivery of the Offering Documents, the performance by the Company of its obligations hereunder and the Offering contemplated hereby;

5.
Opinion of Counsel to the Company. The Placement Agent shall have received an opinion of counsel to the Company, dated as of the Closing Date, in substantially the same form as delivered to the Subscribers;

6.
Officer’s Certificate. At the Closing, the Placement Agent shall receive a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that (i) they have carefully examined the Memorandum and, as of its date, and the time of purchase, the Memorandum did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) there has not been, since the respective dates as of which information is given in the Memorandum, any material adverse change in the financial condition or in the management, earnings, capital, properties, business prospects or business affairs of the Company, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the representations and warranties of the Company contained in this Agreement and the Subscription Agreements are true and correct with the same force and effect as though made at and as of the Closing Date; (iv) the Company has complied in all material respects with all material agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement and the Subscription Agreements at or prior to the Closing Date including the conditions contained in this Section 4; (v) no stop order has been issued or, to their knowledge, is threatened, by any regulatory agency, or any other federal or state authority; (vi) no order suspending the Offering has been issued and to their knowledge, no proceedings for any such purpose have been initiated or threatened by any regulatory agency or any other federal or state authority.

(c) Blue Sky. A summary blue sky survey shall be prepared by counsel to the Company and delivered to the Placement Agent prior to the Closing, and shall state the extent to which and the conditions upon which offers and sales of the Shares may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber, (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent, and (iv) the representations of the Company set forth in the certificate to be delivered at each Closing pursuant to paragraph (vi) of Section 5(b) hereof.

FIG Partners, L.L.C.
August 31, 2007

(d) Placement Fees and Expenses. Simultaneously with payment for, and delivery of, the Shares at the Closing as provided in Section 4(a) above, the Company shall at such Closing pay to the Placement Agent, as consideration for the Placement Agent’s services in connection with the Offering, a fee equal to six percent (6%) of the gross value of the Common Stock placed by the Placement Agent for sale. In addition, the Company agrees to provide the Placement Agent with warrants to purchase a number of shares of Common Stock equal to 6% of the number of shares of Common Stock placed by the Placement Agent. The warrants will have the same provisions as the warrants offered to investors participating in this Offering. Whether or not the closing of the Offering occurs, the Company shall reimburse the Placement Agent for all reasonable out-of-pocket expenses incurred by the Placement Agent in connection with its engagement hereunder (including, without limitation, reasonable fees and expenses of legal counsel to the Placement Agent); provided, however, that without the written consent of the Company, the amount of such reimbursable expenses shall not exceed $45,000 in the aggregate. Reimbursement of such expenses shall be made by the Company promptly following submission by the Placement Agent of invoices therefore from time to time. The Company shall also pay all expenses in connection with the qualification of the Shares under the securities or Blue Sky laws of the states which the Placement Agent shall designate.

(e) No Adverse Changes. There shall not have occurred, at any time prior to the Closing (i) any domestic or international event, act or other similar occurrence which has disrupted, or in the Placement Agent’s sole determination, will materially disrupt the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global or Capital Market, or on the OTC Bulletin Board for a minimum of one-trading day; (iii) any outbreak of major hostilities or other national or international calamity having a material effect on the performance of this Agreement; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any materially adverse change in the business, properties, assets, results of operations, prospects or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent’ reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Shares.

5. Covenants of the Company.

(a) Use of Proceeds. The net proceeds of the Offering shall be used by the Company substantially as set forth in the Memorandum.

FIG Partners, L.L.C.
August 31, 2007

(b) Expenses of Offering. The Company shall be responsible for and shall bear all expenses incurred in connection with the Offering, including but not limited to, the costs of preparing and duplicating the Memorandum and all exhibits thereto; preparing, duplicating and delivering exhibits thereto and copies of a preliminary, final and supplemental prospectus; preparing, duplicating and delivering (including by facsimile) all selling documents, including but not limited to the Memorandum, this Agreement, the Subscription Agreements, the blue sky memoranda and stock certificates; blue sky fees, filing fees and reasonable legal fees, expenses and disbursements of the Placement Agent’s counsel (subject to the limitations set forth in Section 4(d) above); and the cost of a reasonable number of closing books for the Placement Agent and its counsel.

(c) Notification. The Company shall notify the Placement Agent immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Common Stock, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

(d) Blue Sky. The Company shall use its best efforts to qualify the Shares for offering and sale under exemptions from qualification or registration requirements under the securities or “blue sky” laws of such jurisdictions as the Placement Agent may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified or to sign a general consent to service of process in any such jurisdiction. The Company will not consummate any sale of Shares in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

(e) Form D Filing. The Company shall file required copies of a Notice of Sales of Securities on Form D with the SEC no later than fifteen (15) days after the first Closing Date. The Company shall promptly file such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings and pay any applicable fees related thereto.

(f) Press Releases, Etc. Except as otherwise required by applicable law or the rules of any regulatory agency, the Company shall not, during the period commencing on the date hereof and ending thirty (30) days after the Closing Date, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company, their financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent except in the ordinary course of business and not for the purpose of soliciting any interest in the Offering.

FIG Partners, L.L.C.
August 31, 2007

(g) No Offerings. Pending completion or termination of the Offerings in accordance with the terms of this Agreement, the Company agrees that for a period of 180 days following closing of the Offering, it shall not, without the written consent of Placement Agent, enter into an agreement (whether binding or not) with any other person or entity relating to a possible public or private offering or placement of its securities (in connection with a corporate partnership, strategic alliance or government funding) or any other transaction which would prevent the consummation of the Offering, other than (i) any shares of Common Stock issuable upon exercise of warrants or options described in the Memorandum or (ii) any options to purchase Common stock granted pursuant to the Company’s stock option plan described in the Subscription Agreements.

(h) Lock-Up Agreement. The Company agrees that its directors, executive officers, and beneficial owners of five percent (5%) or more of the Company’s Common Stock, shall not, for a period of 180 days from the date of the completion of this Offering, sell, assign or transfer any of their shares of the Company’s securities without the Placement Agent’s prior written consent, other than to satisfy the exercise price and/or tax withholding obligations in connection with the exercise of stock options granted by the Company (provided that prior notice is given to the Placement Agent).

(i) No Statements. The Company shall not use the name of the Placement Agent or any officer, director, employee or shareholder thereof without the express written consent of such party and such person.

(j) Right of First Refusal. The Placement Agent shall have a right of first refusal to act as the placement agent on the next succeeding private or public offering by the Company of any equity or debt securities conducted during the 24-month period following the closing of the Offering. Terms for any equity offering will be on substantially the same terms set forth in this Agreement, including the same economic terms as set forth in Section 4(d) hereof unless otherwise negotiated by the parties to this Agreement. Terms for any debt offering shall be negotiated by the parties of this Agreement, including payment to the placement agent of a cash fee of no more than 3% of the principal value of the investment. Such rights shall survive for a period of 24 months from the Closing Date or, if earlier, until the completion of the next succeeding offering

FIG Partners, L.L.C.
August 31, 2007

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of the Act (a “Placement Agent Indemnified Party”) from and against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent Indemnified Party for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim, whether or not pending or threatened, whether or not resulting in any liability, and whether or not the Placement Agent or any Placement Agent Indemnified Party is a party thereto), insofar as such losses, liabilities, claims, damages or expenses arise out of, relate to, whether or not resulting in any liability, are in incurred in connection with or are in any way a result of (i) the engagement of the Placement Agent pursuant to this Agreement and in connection with the transactions contemplated by this Agreement and the other Offering Documents (the “Engagement”), including any modifications or future additions to such Engagement and related activities prior to the date hereof, (ii) any act by either the Placement Agent or any Placement Agent Indemnified Party taken in connection with the Engagement pursuant to and in accordance with this Agreement, except if such Placement Agent or Placement Agent Indemnified Party was grossly negligent or engaged in willful misconduct, (iii) a breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement, (iv) the employment by the Company or any Subsidiary of any device, scheme or artifice to defraud, or the engaging by the Company or any Subsidiary in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Shares, or (v) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Placement Agent Indemnified Party in writing for use in the Offering Documents. In addition, the Company shall not be liable for any amounts paid in the settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which such consent shall not be unreasonably withheld). Any advancement of expenses pursuant to this Section need only be made by the Company to a Placement Agent Indemnified Party if such party first agrees in form and substance reasonably satisfactory to the Company to repay any such amounts promptly to the Company, as the case may be, if it is later determined that such person or entity acted in bad faith, was grossly negligent or whose misconduct was willful.

(b) The Company agrees to indemnify and hold harmless a Placement Agent Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the 1933 Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

FIG Partners, L.L.C.
August 31, 2007

(c) The Placement Agent agrees to indemnify and hold harmless the Company, the Company’s directors, officers, employees, counsel, advisors, representatives, agents and controlling persons within the meaning of the Act (a “Company Indemnified Party”) and each and all of them, to the same extent as set forth in Section 6(a)(v) of the foregoing indemnity from the Company to the Placement Agent, but only with reference to information regarding the Placement Agent furnished in writing to the Company by the Placement Agent for use in the Offering Documents and only to the extent that any losses, claims, damages, and liabilities in respect of which indemnification is claimed are finally judicially determined to have resulted primarily and directly from the bad faith or gross negligence of the Placement Agent.

(d) Promptly after receipt by a person entitled to indemnification pursuant to subsection (a), (b), or (c) (an “indemnified party”) of this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an “indemnifying party”) under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation incurred at the request of the indemnifying party. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the opinion of counsel of the indemnified party, a conflict of interest exists between such parties in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties (plus local counsel). No settlement, compromise, consent to entry of judgment or other termination of any action (collectively, “Terminations”) in respect of which a Placement Agent Indemnified Party may seek indemnification hereunder (whether or not any Placement Agent Indemnified Party is a party thereto) shall be made without the prior written consent of the Placement Agent Indemnified Party, which such consent may be withheld at the sole discretion of such Placement Agent Indemnified Party, provided, however, that the foregoing requirement of prior written consent for Terminations shall not apply to the Placement Agent who may agree to such Terminations on behalf of a Placement Agent Indemnified Party without the prior written consent of any Placement Agent Indemnified Party.

FIG Partners, L.L.C.
August 31, 2007

(e) Notwithstanding any of the provisions of this Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions under this Section 6, Section 7 or any other applicable section of this Agreement, shall not exceed the cash fees actually paid to the Placement Agent, except to the extent such losses, claims, damages, liabilities or actions are finally judicially determined to have resulted primarily and directly from the bad faith or willful misconduct of the Placement Agent. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b), (c) and (d) of this Section 6 and Section 7, and the covenants, representations and warranties of the Company and the Placement Agent set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent’s behalf or by or on behalf of any person who controls the Placement Agent, the Company or any controlling person of the Company or any director or officer of the Company, (ii) acceptance of any of the Shares and payment therefor, or (iii) any termination of this Agreement, and shall survive the delivery of the Shares, and any successor of the Placement Agent or of the Company or of any person who controls the Placement Agent or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b) and (c) of this Section 6 and Section 7 shall be in addition to any liability which the Company and the Placement Agent may otherwise have.

7. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 6 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the 1933 Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company, the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the cash fees actually received by it pursuant to this Agreement. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls either of the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7 is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

FIG Partners, L.L.C.
August 31, 2007

8. Miscellaneous.

(a) Survival. Any termination of the Offering without the Closing shall be without obligation on the part of any party except that the provisions regarding fees and expenses contained in Section 5(b), the indemnification provided in Section 6 hereof and the contribution provided in Section 7 hereof shall survive any termination and shall survive any Closing.

(b) Representations, Warranties and Covenants to Survive Delivery. Except as provided in Section 8(a), the respective representations, warranties, indemnities, agreements, covenants and other statements of the Company as of the date hereof shall survive execution of this Agreement and delivery of the Shares and the termination of this Agreement.

(c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

(d) Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the law of the State of Georgia without regard to conflict of law provisions. Any disputes between the parties hereto shall be settled by binding arbitration in Fulton County, Georgia.

(e) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

FIG Partners, L.L.C.
August 31, 2007

(f) Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Placement Agent, to FIG Partners, L.L.C., 100 Colony Square, 1175 Peachtree Street, Suite 2250, Atlanta, Georgia 30361, Attention: Christopher S. Edmonds; if to the Company, to Northern Oil and Gas, Inc., 130 Lake Street West, Suite 300, Wayzata, Minnesota 55391, Attention: Ryan Gilbertson.

(g) Termination. Subject to the general survival provisions contained herein, this Agreement may be terminated solely at the discretion of the Placement Agent prior to the Closing upon written notice to the Company.

(h) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

(i) Independent Contractor. The Placement Agent shall act as an independent contractor and nothing contained herein or otherwise shall be construed to create any partnership or joint venture between the Placement Agent and the Company.

(j) Headings. The headings and captions of the various subdivisions of this Agreement are for convenience or reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(k) Definition. Any reference in this Agreement or in any certificate delivered pursuant hereto to a party’s “knowledge” or other similar expressions relating to the knowledge or awareness of any party will include all matters which any of such party’s officers or directors actually knew or should have known acting in their capacity as an officer or director of such party.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us four copies of this Agreement, whereupon this Agreement will become a binding agreement in accordance with its terms.

Very truly yours,

NORTHERN OIL AND GAS, INC.

By: Name: Title:
The foregoing Placement Agency Agreement
is hereby confirmed and accepted as of
the date first above written.

FIG PARTNERS, L.L.C.

By: Name: Title: